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                                                                   EXHIBIT 10.31


                              SIXTH AMENDMENT TO
                      AMENDED AND RESTATED LOAN AGREEMENT
                      -----------------------------------

                                 (AND WAIVER)

     THIS DOCUMENT is entered into as of October 31, 1998, between MATRIX FINANCIAL SERVICES CORPORATION, an Arizona corporation ("Borrower"), the Lenders listed on the signature page below, and BANK ONE, TEXAS, N.A., as Agent (in that capacity "Agent").

     Borrower, Lenders, and Agent have entered into the Amended and Restated Loan Agreement (as renewed, extended, amended, or restated, the "Loan Agreement") dated as of January 31, 1997, providing for loans to Borrower both on a revolving and a term basis. Borrower, Lenders, and Agent have agreed to amend or waive the Loan Agreement, as applicable, in order, among other things, to (a) waive Lenders' right to declare a Default under Section 10.1 resulting from certain transactions described below (the "Subject Transactions") involving Borrower's wholly-owned subsidiary Equi-Mor Holdings, Inc. ("Equi-Mor") and, consequently, Borrower's failure to observe the requirements of Sections 8.1, 8.2, and 8.3 of the Loan Agreement, (b) amend Sections 8.1, 8.2, and 8.3 of the Loan Agreement to permit future Subject Transactions, (c) increase the total Warehouse Commitment to $120,000,000, and (d) make the additional changes described in Paragraph 2 below.

     Accordingly, for adequate and sufficient consideration, Borrower, Lenders, and Agent agree as follows:

     1.  TERMS AND REFERENCES.  Unless otherwise stated in this document
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(A) terms defined in the Loan Agreement have the same meanings when used in this document and (B) all references to "Sections," "Schedules," and "Exhibits" are to the Loan Agreement's sections, schedules, and exhibits.

     2.  AMENDMENTS.  The Loan Agreement is hereby amended as follows:
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     (A) Section 1.1 is amended by adding the following new definition in alphabetical order with the definitions in that section:

                "Equi-Mor" means Equi-Mor Holdings, Inc., a Nevada corporation and wholly-owned Subsidiary of Borrower.

     (B) Sections 8.1(x) and 8.1(xi) are entirely amended as follows:

                (x) Guaranty by the Companies of up to $20,000,000 principal and all other indebtedness of Matrix Capital Corporation under a combination revolving and term credit facility provided by Bank One, Texas, N.A., and other lenders, as that facility may be renewed, extended, amended, or restated from time to time.

                (xi) Debt of Equi-Mor owed to Investment Services, Inc., an affiliate of U.S. Bancorp, on a short-term basis for financing charter-school leases or loans until they can be sold in the secondary market, which Debt is guaranteed by Guarantor until, but not after, those leases are sold in the secondary market.

                (xii) Debt (other than the above) incurred after the date of this agreement, never to exceed $250,000 unless approved by Agent in writing.

     (C) Section 8.2(ix) is added as follows:

                (ix) Liens that secure only the Debt described in Section 8.1(xi), that do not cover any Collateral, and that cover only the charter-school leases or loans of Equi-Mor financed with that Debt and related assets such as proceeds.

     (D) Sections 8.3(xiii) and the final paragraph of Section 8.3 are entirely amended as follows:

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               (xiii)  Charter-school leases or loans originated or acquired by
          Equi-Mor in the ordinary course of business.

               (xiv) Other loans, advances, or investments, so long as the aggregate amount outstanding (defined as the amount of any such loans or advances plus the cost of any such investments) is never more than $100,000 at any one time.

          At no time may the aggregate market value of all Permitted Loans/Investments (other than Mortgage Loans and Mortgage Securities described in Section 8.3(iii) and assets described in Section 8.3(xiii) above) exceed an aggregate value of more than $6,000,000.

     (E) Schedule 2, Schedule 6.2, and Schedule 6.9 are entirely amended in the forms of, and all references in the Loan Agreement to Schedule 2, Schedule 6.2, and Schedule 6.9 are changed to, the attached Fourth Amended Schedule 2, Amended
Schedule 6.2, and Amended Schedule 6.9, respectively.

     3.  WAIVERS.  Lenders waive any past or present Default existing solely as
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a result of Borrower's failure to observe the requirements of Sections 8.1, 8.2, and 8.3 in connection with the Subject Transactions. Except as expressly stated, this paragraph is not a waiver of existing or future Potential Defaults or Defaults or a waiver of Agent's or any Lender's rights to insist upon compliance by all other relevant parties with each Loan Document.

     4.  CONDITIONS PRECEDENT. Notwithstanding any contrary provision, the
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foregoing paragraphs in this document are not effective unless and until (A) the representations and warranties in this document are true and correct and (B) Agent receives (1) counterparts of this document executed by each party on the signature pages of this document and (2) each document and other item listed on the attached Annex A, each of which must be in form and substance acceptable to Agent and its special counsel.

     5.  RATIFICATIONS.  To induce Agent and Lenders to enter into this
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document, Borrower (A) ratifies and confirms all provisions of the Loan
Documents as amended by this document, (B) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent and Lenders under the Loan Documents (as they may have been renewed, extended, and amended) are not released, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (C) agrees to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional documents, and certificates as Agent or any Lender may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

     6.  REPRESENTATIONS. To induce Agent and Lenders to enter into this
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document, Borrower represents and warrants to Agent and Lenders that as of the date of this document (A) Borrower has all requisite authority and power to execute, deliver, and perform its obligations under this document, which execution, delivery, and performance have been duly authorized by all necessary corporate action, require no action by or filing with any Tribunal, do not violate its corporate charter or bylaws, or (except where not a Material-Adverse Event) violate any Law applicable to it or any material agreement to which it or its assets are bound, (B) upon execution and delivery by all parties to it, this document will constitute Borrower's legal and binding obligation, enforceable against it in accordance with their respective terms except as that enforceability may be limited by Debtor Laws and general principles of equity,
(C) all other representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (1) any of them speak to a different specific date or (2) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Loan Agreement, and (D) no Material-Adverse Event, Default, or Potential Default exists.

      7.  EXPENSES. Borrower shall pay all costs, fees, and expenses paid or
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incurred by Agent incident to this document, including, without limitation, the reasonable fees and expenses of Agent's special counsel in connection with the negotiation, preparation, delivery, and execution of this document and any related documents.

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      8. MISCELLANEOUS. All references in the Loan Documents to the "Loan
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Agreement" refer to the Loan Agreement as amended by this document. This document is a "Loan Document" referred to in the Loan Agreement; therefore, the provisions relating to Loan Documents in Sections 1 and 12 are incorporated in this document by reference. Except as specifically amended and modified in this document, the Loan Agreement is unchanged and continues in full force and effect. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This document binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to Section 12.12. This document and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements by the parties. There are no unwritten oral agreements between the parties.


                    [REMAINDER OF PAGE INTENTIONALLY BLANK.
                           SIGNATURE PAGE FOLLOWS.]

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     EXECUTED as of the date first stated in this Sixth Amendment to Amended and
Restated Loan Agreement.

MATRIX FINANCIAL SERVICES CORPORATION, as Borrower           BANK ONE, TEXAS, N.A., as Agent, as a Lender,
                                                             and as Bank One


By                      /s/                                  By                      /s/
      ---------------------------------------------                ---------------------------------------------
      George R. Bender, President                                  Mark L. Freeman, Vice President


U.S. BANK NATIONAL ASSOCIATION, formerly Colorado            RESIDENTIAL FUNDING CORPORATION, as a Lender
National Bank, as a Lender

By                      /s/                                  By                      /s/
      ---------------------------------------------                ---------------------------------------------
      Jerry A. Davis, Senior Vice President                        Mitchell K. Nomura, Director

                                 CONSENT AND AGREEMENT
                                 ---------------------

     To induce Agent and Lenders to enter into this document, the undersigned
(a) consents and agrees to this document's execution and delivery, (b) ratifies and confirms that all guaranties, assurances, Liens, and subordinations granted, conveyed, or assigned to Agent and Lenders under the Loan Documents (as they may have been renewed, extended, and amended) are not released, diminished, impaired, reduced, or otherwise adversely affected by this document and continue to guarantee, assure, secure, and subordinate other debt to the full payment and performance of all present and future Obligation, (c) agrees to perform those acts and duly authorize, execute, acknowledge, deliver, file, and record those additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Agent or any Lender may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, Liens, and subordinations, (d) represents and warrants to Agent and Lenders that (i) the value of the consideration received and to be received by the undersigned in respect of those guaranties, assurances, Liens, and subordinations are reasonably worth at least as much as the related liability and obligation, (ii) that liability and obligation may reasonably be expected to directly or indirectly benefit the undersigned, and (iii) the undersigned is -- and after giving effect to those guaranties, assurances, Liens, subordinations, and the Loan Documents, in light of all existing facts and circumstances (including, without limitation, collateral for and other obligors in respect of the Obligation and various components of it and various rights of subrogation and contribution), the undersigned will be -- Solvent, and (e) waives notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to Agent, each Lender, and their successors and permitted assigns.

                                         MATRIX CAPITAL CORPORATION, as
                                         Guarantor


                                         By             /s/
                                             ----------------------------------
                                             Guy A. Gibson, Chief Executive
                                             Officer and President

                       Signature Page to Sixth Amendment